UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 6, 2021

Social Capital Hedosophia Holdings Corp. III

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39252	98-1515192
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

317 University Ave, Suite 200 Palo Alto, California	94301
(Address of principal executive offices)	(Zip Code)

(650) 521-9007

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one Warrant to purchase one Class A ordinary share	IPOC.U	New York Stock Exchange
Class A ordinary shares, $0.0001 par value per share	IPOC	New York Stock Exchange
Warrants to purchase Class A ordinary shares	IPOC.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Clover Health Investments, Corp. 2020 Equity Incentive Plan

On January 6, 2021, in connection with the Extraordinary General Meeting (the “Extraordinary General Meeting”) held on January 6, 2021, shareholders of Social Capital Hedosophia Holdings Corp. III (“SCH” and, after the Domestication (as defined below) and the Mergers (as defined below), “Clover Health”) approved by ordinary resolution and adopted the Clover Health Investments, Corp. 2020 Equity Incentive Plan (the “2020 Plan”), which makes available for issuance a number of shares equal to 5.5% of the total outstanding capital stock of Clover Health (on a fully diluted and as converted basis and inclusive of the shares reserved under the 2020 Plan, the MIP (as defined below) and the ESPP (as defined below)) as of the closing date of the Business Combination (as defined below) (the “Closing Date”), plus the number of shares of Clover Health Class A common stock, par value $0.0001 per share (“Clover Health Class A common stock”), that are automatically added on the first day of each fiscal year beginning with Clover Health’s 2022 fiscal year, in an amount equal to the lesser of (i) seven percent (7%) of the total number of shares of Clover Health Class A common stock outstanding on the last day of the immediately preceding fiscal year and (ii) such number of shares of Clover Health Class A common stock as determined by Clover Health’s board of directors; provided that for each fiscal year beginning with Clover Health’s 2025 fiscal year through the fiscal year that includes the expiration date of the 2020 Plan, each such increase shall not exceed five percent (5%) of the total number of shares of Clover Health Class A common stock outstanding on the last day of the immediately preceding fiscal year. A summary of the 2020 Plan is included in SCH’s definitive Proxy Statement (the “Definitive Proxy”) for the Extraordinary General Meeting filed with the Securities and Exchange Commission on December 14, 2020 and is incorporated by reference, which summary is qualified in all respects by the full text of the 2020 Plan, included as Annex F to the Definitive Proxy.

Clover Health Investments, Corp. 2020 Management Incentive Plan

On January 6, 2021, in connection with the Extraordinary General Meeting, shareholders of SCH approved by ordinary resolution and adopted the Clover Health Investments, Corp. 2020 Management Incentive Plan (the “MIP”), which makes available for issuance a number of shares equal to 6.0% of the total outstanding common stock of Clover Health as of the Closing Date on a fully diluted and as converted basis and inclusive of the shares reserved (the “MIP Share Reserve”) under the MIP, the 2020 Plan and the ESPP. The shares may be authorized, but unissued, or reacquired Clover Health Class B common stock, par value $0.0001 per share (“Clover Health Class B common stock”). Under the MIP, Clover Health will grant on the Closing Date equity awards for two-thirds of the MIP Share Reserve to Vivek Garipalli, Clover Health’s Chief Executive Officer, and for the balance of the MIP Share Reserve to Andrew Toy, Clover Health’s President and Chief Technology Officer. A summary of the MIP, including the proposed grants of equity awards to Messrs. Garipalli and Toy, is included in the Definitive Proxy and is incorporated by reference, which summary is qualified in all respects by the full text of the MIP, included as Annex G to the Definitive Proxy.

Clover Health Investments, Corp. 2020 Employee Stock Purchase Plan

On January 6, 2021, in connection with the Extraordinary General Meeting, shareholders of SCH approved by ordinary resolution and adopted the Clover Health Investments, Corp. 2020 Employee Stock Purchase Plan (the “ESPP”), which makes available for issuance a number of shares equal to 0.5% of the total outstanding capital stock of Clover Health (on a fully diluted and as converted basis and inclusive of the shares reserved under the ESPP, 2020 Plan and the MIP) as of the Closing Date, plus the number of shares of Clover Health Class A common stock that are automatically added on the first day of each fiscal year beginning with Clover Health’s 2022 fiscal year and ending on (and including) the first day of Clover Health’s 2030 fiscal year in an amount equal to the lesser of (i) one percent (1%) of the total number of shares of Clover Health Class A common stock outstanding on the last day of the calendar month prior to the date of such automatic increase, and (ii) such number of shares of Clover Health Class A common stock as determined by the administrator of the ESPP (either Clover Health’s board of directors or a committee thereof); provided that the maximum number of shares of Clover Health Class A common stock reserved under the ESPP shall not exceed ten percent (10%) of the total outstanding capital stock of Clover Health (inclusive of the shares reserved under the ESPP) as of the Closing Date on an as-converted basis. A summary of the ESPP is included in the Definitive Proxy and is incorporated by reference, which summary is qualified in all respects by the full text of the ESPP, included as Annex H to the Definitive Proxy.

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Extraordinary General Meeting, 67,292,577 holders of SCH’s ordinary shares, which represented 65.02% of the ordinary shares outstanding and entitled to vote as of the record date of November 17, 2020, were represented in person or by proxy. The final voting results for each matter submitted to a vote of the SCH shareholders at the Extraordinary General Meeting are set forth below:

Approval of the BCA Proposal

The shareholders approved by ordinary resolution and adopted the Agreement and Plan of Merger, dated as of October 5, 2020 (as amended, the “Merger Agreement”), by and among SCH, Asclepius Merger Sub Inc. (“Merger Sub”) and Clover Health Investments, Corp. (“Clover”), as amended by that certain Amendment to the Agreement and Plan of Merger, dated as of December 8, 2020, a copy of which is attached to the Definitive Proxy as Annex A (the “BCA Proposal”). The Merger Agreement provides for, among other things, the merger of Merger Sub with and into Clover (the “First Merger”), with Clover surviving the First Merger as a wholly owned subsidiary of SCH, and the merger of Clover with and into SCH (the “Second Merger” and, together with the First Merger, the “Mergers”), with SCH surviving the Second Merger, in accordance with the terms and subject to the conditions of the Merger Agreement. The voting results with respect to the BCA Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
66,967,379	48,440	276,758	N/A

Approval of the Domestication Proposal

The shareholders approved by special resolution the change of SCH’s jurisdiction of incorporation by deregistering as an exempted company in the Cayman Islands and continuing and domesticating as a corporation incorporated under the laws of the State of Delaware (the “Domestication” and, together with the Mergers, the “Business Combination”) (the “Domestication Proposal”). The voting results with respect to the Domestication Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
66,964,579	43,404	284,594	N/A

Organizational Documents Proposals

The shareholders approved by special resolution the following material differences between SCH’s Amended and Restated Memorandum and Articles of Association (the “Cayman Constitutional Documents”) and the proposed new certificate of incorporation (“Proposed Certificate of Incorporation”) and the proposed new bylaws (“Proposed Bylaws”) of Social Capital Hedosophia Holdings Corp. III (a corporation incorporated in the State of Delaware, and the filing with and acceptance by the Secretary of State of Delaware of the certificate of domestication in accordance with Section 388 of the Delaware General Corporation Law (the “DGCL”)), which will be renamed “Clover Health Investments, Corp.” in connection with the Business Combination:

Approval of Organizational Documents Proposal A

The shareholders approved the change in the authorized capital stock of SCH from 500,000,000 Class A ordinary shares, par value $0.0001 per share, 50,000,000 Class B ordinary shares, par value $0.0001 per share, and 5,000,000 preferred shares, par value $0.0001 per share, to 2,500,000,000 shares of Clover Health Class A common stock, 500,000,000 shares of Clover Health Class B common stock and 25,000,000 shares of preferred stock, par value $0.0001 per share, of Clover Health (the “Clover Health preferred stock”) (“Organizational Documents Proposal A”). The voting results with respect to Organizational Documents Proposal A were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
66,858,505	104,202	329,870	N/A

Approval of Organizational Documents Proposal B

The shareholders approved that the board of directors of SCH be authorized to issue any or all shares of Clover Health preferred stock in one or more series, with such terms and conditions as may be expressly determined by the board of directors of SCH and as may be permitted by the DGCL (“Organizational Documents Proposal B”). The voting results with respect to Organizational Documents Proposal B were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
58,556,267	8,388,517	347,793	N/A

Approval of Organizational Documents Proposal C

The shareholders approved that holders of shares of Clover Health Class A common stock will be entitled to cast one vote per share of Clover Health Class A common stock and holders of shares of Clover Health Class B common stock will be entitled to cast 10 votes per share of Clover Health Class B common stock on each matter properly submitted to Clover Health stockholders entitled to vote (“Organizational Documents Proposal C”). The voting results with respect to Organizational Documents Proposal C were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
58,349,736	8,618,763	324,078	N/A

Approval of Organizational Documents Proposal D

The shareholders approved that Clover Health’s board of directors be divided into three classes with only one class of directors being elected in each year and each class serving a three-year term (“Organizational Documents Proposal D”). The voting results with respect to Organizational Documents Proposal D were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
58,427,096	8,549,467	316,014	N/A

Approval of Organizational Documents Proposal E

The shareholders approved all other changes in connection with the replacement of Cayman Constitutional Documents with the Proposed Certificate of Incorporation and Proposed Bylaws as part of the Domestication, including (i) changing the corporate name from “Social Capital Hedosophia Holdings Corp. III” to “Clover Health Investments, Corp.” in connection with the Business Combination, (ii) making Clover Health’s corporate existence perpetual, (iii) adopting Delaware as the exclusive forum for certain stockholder litigation, (iv) being subject to the provisions of Section 203 of the DGCL and (v) removing certain provisions related to SCH’s status as a blank check company that will no longer be applicable upon consummation of the Business Combination (“Organizational Documents Proposal E”). The voting results with respect to Organizational Documents Proposal E were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
58,671,269	8,304,906	316,402	N/A

Approval of the Director Election Proposal

The shareholders approved by ordinary resolution, the election of Vivek Garipalli, Andrew Toy, Chelsea Clinton, Lee A. Shapiro and Nathaniel S. Turner, who, upon consummation of the Business Combination, will be the directors of Clover Health (the “Director Election Proposal”).

The voting results with respect to the election of Vivek Garipalli were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,700,000	0	0	N/A

The voting results with respect to the election of Andrew Toy were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,700,000	0	0	N/A

The voting results with respect to the election of Chelsea Clinton were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,700,000	0	0	N/A

The voting results with respect to the election of Lee A. Shapiro were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,700,000	0	0	N/A

The voting results with respect to the election of Nathaniel S. Turner were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,700,000	0	0	N/A

Approval of the Stock Issuance Proposal

The shareholders approved by ordinary resolution, for the purposes of complying with the applicable provisions of Section 312.03 of the New York Stock Exchange’s Listed Company Manual, the issuance of shares of Clover Health Class A common stock or Clover Health Class B common stock, as applicable, to (a) the PIPE Investors, including the Sponsor Related PIPE Investors, pursuant to the PIPE Investment (as each capitalized term in clause (a) is defined in the Definitive Proxy), and (b) the Clover stockholders pursuant to the Merger Agreement, in each case as further described in the Definitive Proxy (collectively, the “Stock Issuance Proposal”). The voting results with respect to the Stock Issuance Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
66,881,949	76,669	333,959	N/A

Approval of the Equity Incentive Plan Proposal

The shareholders approved by ordinary resolution, the 2020 Plan (the “Equity Incentive Plan Proposal”). The voting results with respect to the Equity Incentive Plan Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
58,171,568	8,589,276	531,733	N/A

Approval of the Management Incentive Plan Proposal

The shareholders approved by ordinary resolution, the MIP (the “Management Incentive Plan Proposal”). The voting results with respect to the Management Incentive Plan Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
66,220,584	535,701	536,292	N/A

Approval of the ESPP Proposal

The shareholders approved by ordinary resolution, the ESPP (the “ESPP Proposal”). The voting results with respect to the ESPP Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
58,855,425	8,104,073	333,079	N/A

Approval of the Adjournment Proposal

The shareholders approved the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for the approval of one or more proposals at the Extraordinary General Meeting (the “Adjournment Proposal”). The voting results with respect to the Adjournment Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
66,630,606	339,132	322,839	N/A

Though not guaranteed, SCH expects to close the Business Combination on January 7, 2021, subject to the satisfaction of customary closing conditions, and for the Clover Health Class A common stock and warrants to begin publicly trading on The Nasdaq Global Select Market under the new symbols “CLOV” and “CLOVW”, respectively, on January 8, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Social Capital Hedosophia Holdings Corp. III

By:	/s/ Chamath Palihapitiya
	Name:	Chamath Palihapitiya
	Title:	Chief Executive Officer

Date: January 6, 2021